SECRETARY OF STATE

STATE OF NEVADA

DOMESTIC CORPORATION (78) CHARTER

I, FRANCISCO V. AGUILAR, the duly qualified and elected Nevada Secretary of State, do hereby certify that **Gold Quantum Group, Inc.** did, on 01/17/2023, file in this office the original Articles of Incorporation-For-Profit that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 01/17/2023.

FRANCISCO V. AGUILAR
Secretary of State

Certificate
Number: B202301173315450
You may verify this certificate
online at http://www.nvsos.gov

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E28862492023-3
F.V.Aguilar	Filing Number 20232886248
Secretary of State State Of Nevada	Filed On 01/17/2023 13:26:27 PM
	Number of Pages 2

Formation - Profit Corporation

☑ NRS 78 - Articles of Incorporation Profit Corporation ☐ NRS 80 - Foreign Corporation ☐ NRS 89 - Articles of Incorporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of closed corporation MUST appear in the below heading)

Articles of Formation of ______________________ **a close corporation (NRS 78A)**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)
Gold Quantum Group, Inc.

2. Registered Agent for Service of Process: (Check only one box)

☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

C T CORPORATION SYSTEM
Name of Registered Agent OR Title of Office or Position with Entity

701 S CARSON ST STE 200	Carson City	Nevada	89701
Street Address	City		Zip Code
		Nevada	
Mailing Address (If different from street address)	City		Zip Code

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X John Flynn — 01/17/2023
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — **Date**

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)
This corporation is a close corporation operating with a board of directors ☐ Yes OR ☑ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

1) Chunhui Zhaosu
Name

Morgan Tower 6th FL Diamond Island, Phoenix Bridge	Phnom Penh		12000
Address	City	State	Zip Code

2) Yafang Ma
Name

Morgan Tower 6th FL Diamond Island, Phoenix Bridge	Phnom Penh		12000
Address	City	State	Zip Code

3) Yan Peng Lim
Name

Morgan Tower 6th FL Diamond Island, Phoenix Bridge	Phnom Penh		12000
Address	City	State	Zip Code

5. Jurisdiction of Incorporation: (NRS 80 only)

5a. Jurisdiction of incorporation:

5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. **Yes** ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	**To conduct any and all lawful business.**
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Number of common shares with Par value: 15000000.0 Par value: $ 0.001 Number of preferred shares with Par value: 5000000.0 Par value: $ 0.001 Number of shares with no par value: **0** If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of the Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** Name: **Anthony W. Basch** Country: **United States** Address: **Two James Center, 1021 East Cary St., Ste. 1400** City: **Richmond** State: **VA** Zip/Postal Code: **23219** **X** **Anthony W. Basch** (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:

(attach additional page(s) if necessary)

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E28862492023-3
FVAguilar	Filing Number 20232977441
Secretary of State State Of Nevada	Filed On 02/24/2023 09:08:52 AM
	Number of Pages 5

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information	Name of entity as on file with the Nevada Secretary of State : **Gold Quantum Group, Inc.** Entity or Nevada Business Identification Number (NVID) : **NV20232675052**
2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
	☐ Officer"s Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: **02/24/2023** Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted ☑ Other. The articles have been amended as follows: (provide article numbers, if available) **Other Articles: See attachment.** (attach additional page(s) if necessary)
6. Signature: (Required)	X **Hsiang En Lee** **Officer** Signature of Officer, Incorporator or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Filed in the Office of	Business Number E28862492023-3
Secretary of State State Of Nevada	Filing Number 20232977441
	Filed On 02/24/2023 09:08:52 AM
	Number of Pages 5

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Gold Quantum Group, Inc.

Entity or Nevada Business Identification Number (NVID): E28862492023-3

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☒ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: unanimous

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) See attachment (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Chairman Signature of Officer or Authorized Signer Title X Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

GOLD QUANTUM GROUP, INC.
OFFICER'S CERTIFICATE AND ATTACHMENT TO
CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

The following amendments to the Articles of Incorporation of Gold Quantum Group, Inc. (the "***Company***") have been approved by unanimous written consent of the Sole Shareholder of the Company made effective as of February 23, 2023.

Information being changed:

(a) The information below shall be attached to the existing Article 8:

Blank-Check Preferred Stock. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series. The powers, preferences, and relative, participating, optional, and other special rights of each series of preferred stock, and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(b) The information below shall be added as a new Article 10:

Affirmative Vote Required. For so long as Chunhui Zhaosu is a member of the Company's Board of Directors and holds greater than 5% of the outstanding capital stock of the Company, the affirmative vote of a majority of the directors (at any board meeting or upon any action by directors without meeting) shall require the affirmative vote of Chunhui Zhaosu.

IN WITNESS WHEREOF, the undersigned Officer of the Company has executed and delivered this Certificate as of February 23, 2023.

GOLD QUANTUM GROUP, INC.

By:__________________________
Name: Hsiang En Lee
Title: Chief Executive Officer and President

Filed in the Office of	Business Number E28862492023-3
	Filing Number 20232942714
Secretary of State State Of Nevada	Filed On 2/8/2023 9:57:00 AM
	Number of Pages 3

nn Davis

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Gold Quantum Group, Inc. Entity or Nevada Business Identification Number (NVID): E28862492023-3
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☒ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ______ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) See the attachment. (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Signature of Officer or Authorized Signer — Anthony W. Basch, Incorporator — Title X ____________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

GOLD QUANTUM GROUP, INC.

ATTACHMENT TO CERTIFICATE OF AMENDMENT

5. Information being changed:

In Article 8 of the Articles of Incorporation, the authorized number of shares of common stock is changed to 35,000,000 shares with $0.001 par value.